Exhibit 99.1

OncoMed Pharmaceuticals Declares Special Dividend of Contingent Value Rights

REDWOOD CITY, Calif., March 15, 2019 (GLOBE NEWSWIRE) — OncoMed Pharmaceuticals, Inc. (“OncoMed”) (NASDAQ:OMED), a clinical-stage biopharmaceutical company focused on discovering and developing novel anti-cancer therapeutics, today announced that its board of directors declared a one-time special dividend in the form of a contractual right to receive, on a pro rata basis, cash payments from OncoMed upon the actual receipt by OncoMed or its affiliates of certain contingent cash amounts in the future following the exercise by Celgene Corporation or certain of Celgene Corporation’s affiliates (together, “Celgene”) of the exclusive option granted by OncoMed to Celgene in relation to OncoMed’s etigilimab product. More specifically, if a specified approval or sales milestone is achieved or if royalties are paid by Celgene to OncoMed or its affiliates in respect of the etigilimab product (in each case, pursuant to a license agreement to be entered into by OncoMed and Celgene upon Celgene’s exercise of its exclusive option in relation to OncoMed’s etigilimab product (the “TIGIT License Agreement”)), the special dividend will entitle stockholders to receive an amount in cash equal to such holder’s pro rata portion of any cash payments made by Celgene and actually received by OncoMed or its affiliates in respect thereof, net of any tax and reasonable costs and expenses incurred by OncoMed or its affiliates in connection with such payments.

All payments will be made to stockholders of record as of the close of business on April 5, 2019. The special dividend will be distributed as of the close of business on April 5, 2019. In the event that OncoMed receives no payment amounts under the TIGIT License Agreement, OncoMed stockholders will not receive any cash payments pursuant to this special dividend. There can be no assurance that any of the applicable milestones and royalties under the TIGIT License Agreement will be achieved or that any stockholders will receive payments.

About OncoMed Pharmaceuticals

OncoMed is a clinical-stage biopharmaceutical company focused on developing novel anti-cancer therapeutics. OncoMed has internally discovered investigational drugs intended to address the fundamental biology driving cancer’s growth, resistance, recurrence and metastasis. Product candidates in OncoMed’s portfolio include navicixizumab (anti-DLL4/VEGF bispecific, OMP-305B83) and etigilimab (anti-TIGIT, OMP-313M32). For further information about OncoMed Pharmaceuticals, please see www.oncomed.com.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction, in each case in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 and applicable European or UK, as appropriate, regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction. In the United Kingdom this communication is addressed to and directed only at, persons who are authorized or exempt persons within the meaning of the Financial Services and Markets Act 2000 or persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”), persons falling within Article 49(2)(a) to (d) of the Order or persons to whom it may otherwise lawfully be communicated pursuant to the Order, (all such persons together being referred to as, “Relevant Persons”). This communication is directed only at Relevant Persons. Other persons should not act or rely on this communication or any of its contents. Any investment or investment activity to which this communication relates is available only to Relevant Persons and will be engaged in only with such persons. Solicitations resulting from this communication will only be responded to if the person concerned is a Relevant Person.

Additional Information

Important Additional Information Has Been and Will Be Filed with the SEC.

Mereo BioPharma Group plc, a public limited company incorporated under the laws of England and Wales (“Mereo”) has filed with the Securities and Exchange Commission (“SEC”) (1) a preliminary registration statement on Form F-4 containing the proxy statement of OncoMed that also constitutes a prospectus of Mereo (the “proxy statement/prospectus”) and (2) other documents concerning the proposed merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF MEREO AND ONCOMED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEREO, ONCOMED, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC on Mereo’s website at https://www.mereobiopharma.com/investors-page/sec-filings/ (for documents filed with the SEC by Mereo) or on OncoMed’s website at http://cms2.oncomed.com/investors/financial-information/sec-filings (for documents filed with the SEC by OncoMed).

Participants in the Solicitation

Mereo, OncoMed and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Mereo and OncoMed, respectively in connection with the proposed merger. Stockholders may obtain information regarding the names, affiliations and interests of OncoMed’s directors and officers in OncoMed’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 7, 2019, and its definitive proxy statement on Schedule 14A for the 2018 annual meeting of stockholders, which was filed with the SEC on April 27, 2018. To the extent the holdings of OncoMed’s securities by OncoMed’s directors and executive officers have changed since the amounts set forth in OncoMed’s proxy statement for its 2018 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the names, affiliations and interests of Mereo’s directors and officers is contained in Mereo’s Annual Report for the fiscal year ended December 31, 2017 and can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such individuals in the proposed merger will be included in the definitive proxy statement/prospectus relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Mereo’s website at https://www.mereobiopharma.com/investors-page/sec-filings/, or on OncoMed’s website at http://cms2.oncomed.com/investors/financial-information/sec-filings.

Forward Looking Statements

To the extent that statements contained in this press release are not descriptions of historical facts regarding OncoMed, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, the ability of OncoMed shareholders to receive cash payments pursuant to the special dividend; the achievement of the applicable milestones and/or royalties under the TIGIT License Agreement; and the potential for the proposed merger transaction to close and the timing of the closing of the transaction. Such forward-looking statements involve substantial risks and uncertainties that could cause OncoMed’s clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the clinical development process; failure or delays in research and development programs; unanticipated changes relating to competitive factors in OncoMed’s industry; the potential failure to achieve any of the applicable milestones and/ or royalties under the TIGIT License Agreement; the potential failure to obtain applicable shareholder approvals in a timely manner or otherwise; the potential failure to satisfy other closing conditions to the proposed transaction; risks related to unanticipated costs, liabilities or delays of the transaction; and the outcome of any legal proceedings related to the merger. OncoMed undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to OncoMed’s business in general, see OncoMed’s Annual Report on Form 10-K filed with the SEC on March 7, 2019 and OncoMed’s other current and periodic reports filed with the SEC.

Contacts:

Sylvia Wheeler

Sylvia.wheeler@oncomed.com

Alexandra Santos

asantos@wheelhouselsa.com